Dear Shareholders:
--------------------------------------------------------------------------------

    The Lexington Global Fund enjoyed a strong fourth quarter but still fell short of the averages due to a weak first half performance. The unmanaged Morgan Stanley Capital International World Index advanced 4.8% during the fourth quarter and a strong 20.7% for all of 1995. The average global fund appreciated 1.3% during the fourth quarter and 16.1% for 1995, according to Lipper Analytical Services, Inc. The Lexington Global Fund gained 3.5%* during the fourth quarter and 10.69%* for the year.

    Due to the spectacular performance of the unmanaged Morgan Stanley Capital International Index, which advanced 37.1% in 1995, most global funds underperformed the World Index. U.S. equities comprise over 40% of a global fund weighting, and since most global funds seek greater diversification they tend to underperform the World Index when U.S. equities strongly outperform international equities as they did in 1995. The Lexington Global Fund underperformed its peers in the first half of the year due to weak performance caused by a relatively light weighting in U.S. equities and, in particular U.S. technology stocks. European equities also performed well and the Fund had an underweight exposure, particularly in the U.K. Lexington Global Fund enjoyed a competitively strong fourth quarter due to an overweighting of Japanese stocks, and an underweighting of poorly performing Scandinavian equities and certain U.S. technology stocks. The Fund also benefited from declining interest rates, particularly in Europe, where a large concentration of interest sensitive stocks performed well.



    U.S. investors had no need to look beyond the American border due to the strong performance of U.S. stocks and bonds in 1995. U.S. stocks soared 37.1% due to several factors. American companies are once again the most competitive in the world. U.S. corporations continue to cut costs and raise productivity at a faster rate than most of their global competitors. As a result, corporate profitability stands at record levels and 1995 was another year of strong double digit profit growth. The earnings growth has been even more impressive when factoring in low inflation rates. Due to the great flexibility of the U.S. economy, capital is efficiently deployed to those areas offering the best returns. As a result, the U.S. today dominates in many emerging and rapidly growing industries such as biotechnology. Adding fuel to the fire, U.S. corporate competitiveness benefitted from a weak dollar which has enhanced the cost advantage of U.S. companies over their foreign competitors. Equities also moved higher as low inflation and slowing yet sustainable growth led to a bond market rally in 1995. Ten year government bonds began 1995 yielding 7.84% and ended the year with a yield of only 5.68%. This was a tremendous boost for U.S. equities.

    European equities performed very well in 1995 although returns could not match those of the U.S. The unmanaged Morgan Stanley Capital International European Index appreciated 21.6% in 1995. European equities were primarily stimulated by falling interest rates. Ten year German bonds began the year yielding 7.36% and by the end of 1995 the yield fell to 5.99%. Growth in Europe was revised downward throughout the year. Consumer spending remains weak on the European continent due to structurally high unemployment. German unemployment stands at 10%, France at 12% and Spain at a whopping 23%. Unemployment levels are high due to high labor costs which have flourished under restrictive labor laws. European companies are now focusing on cutting costs by closing or moving production to lower cost countries. Governments are trying to ease restrictive labor practices although this is proving politically difficult.

    Japanese equities barely moved in 1995 ending the year up less than 1%. However, equities experienced two distinct periods with sharp losses in the first half of the year offset by strong gains in the second half. The first half of 1995 was marked by a terrible earthquake in Kobe, an important industrial city in Japan, and the strong yen which reached 80 yen to the dollar. Sensing the urgency of a Japanese economy facing accelerating deflation and possibly depression, Japanese authorities finally addressed their economic problems. The Bank of Japan began to aggressively add liquidity to the system and intervene in currency markets to weaken an overvalued yen. The Ministry of Finance announced measures to encourage more investment of capital abroad, hoping to weaken the yen. The Japanese government passed an aggressive fiscally stimulative package of approximately $130 billion and is now beginning to tackle the bad debt burden in the financial system. Japanese equities recovered during the second half of 1995 as the yen weakened back to 100 yen to the dollar and short-term interest rates, through aggressive monetary stimulation by the Bank of Japan, fell below 0.5%.

    The outlook for 1996 is still constructive. Japanese equities seem poised for strong gains as we expect economic activity to increase from aggressive monetary easing, fiscal stimulus and further weakening in the yen. The Lexington Global Fund has hedged positions on most of its Japanese holdings to protect returns in the event of a weak yen. Corporate profits are set to surge from depressed levels if Japanese GDP can achieve even a modest recovery. Japanese equities after six difficult years are also under-owned by both foreign and domestic investors. European equities should also continue to perform well in 1996 as economic activity will remain subdued due to corporate restructuring and high unemployment. However, as a result of continued high unemployment and weak consumption, interest rates are likely to continue downward which will help support equities. U.S. equities are likely to underperform international stocks in 1996. The earnings outlook is dull at best as it is difficult to envision margins expanding further from current lofty levels. Signs of increasing economic activity might be damaging to U.S. stocks some time in 1996 as bond yields would rise. The outlook for emerging markets looks greatly improved. After two years of negative returns, valuation levels are reasonable and, in places like Eastern Europe, outstanding. Investors will once again need to search abroad for double digit returns as U.S. profit growth will trail.

    We appreciate your continued support and would welcome the opportunity to discuss any questions you may have about your investment.



                                   Sincerely,

Richard T. Saler          Alan H. Wapnick          Robert M. DeMichele
Portfolio Manager         Portfolio Manager        President
January, 1996             January, 1996            January, 1996
_____________________________________________________________________________
                                    GRAPH
Paper version of this shareholder report contains a graph comparing the changes in value of a $10,000 investment in
                       Lexington Global Fund, Inc., and
        the unmanaged Morgan Stanley Capital International World Index
_____________________________________________________________________________

*10.69%,  10.63%  and 8.75%  are the one and five  year and  since  commencement
 (3/27/87) average annual standard total returns, respectively, for the period ended December 31, 1995. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance.

(left column)

Lexington Global Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995


 Number of                                                              Value
  Shares            Security                                          (Note 1)
-------------------------------------------------------------------------------
              COMMON STOCKS: 97.0%
              Australia: 2.0%
  110,600     QBE Insurance Group, Ltd. ..........................  $   510,790
   20,400     TABcorp Holdings, Ltd. (ADR)1 ......................      576,300
                                                                    -----------
                                                                      1,087,090
                                                                    -----------
              Austria: 1.7%
    5,100     Bank Austria AG ....................................      243,266
    9,900     Creditanstalt-Bankverein ...........................      547,660
      700     Wolford AG .........................................      110,143
                                                                    -----------
                                                                        901,069
                                                                    -----------
              Canada: 0.5%
   20,400     Jetform Corporation2 ...............................      294,525
                                                                    -----------

              Chile: 1.0%
   38,200     Banco Osorno y La Union (ADR) ......................      530,025
                                                                    -----------

              Denmark: 1.2%
    4,840     Novo-Nordisk A.S. ..................................      660,988
                                                                    -----------

              France: 3.7%
    3,244     Cetelem ............................................      607,733
   15,400     France Growth Fund, Inc. ...........................      152,075
      200     Grand Optical Photoservice .........................       19,488
   10,000     SGS-Thomson Microelectronics N.V.2 .................      382,224
    1,260     Sidel S.A. .........................................      391,960
    3,500     Societe Generale de Surveillance
                Holding S.A. "B" .................................      431,658
                                                                    -----------
                                                                      1,985,138
                                                                    -----------

              Germany: 3.9%
   29,700     Continental AG .....................................      413,217
    6,500     Deutsche Bank AG ...................................      307,343
    5,900     Fielmann AG (Preferred shares) .....................      303,722
    5,060     G.M. Pfaff AG2 .....................................      353,760
    2,840     SAP AG (Preferred shares) ..........................      428,717
      624     Sto AG .............................................      312,543
                                                                    -----------
                                                                      2,119,302
                                                                    -----------

              Hong Kong: 1.5%
  411,000     National Mutual Asia, Ltd. .........................      372,090
  280,500     Semi-Tech (Global), Ltd. ...........................      451,659
                                                                    -----------
                                                                        823,749
                                                                    -----------

              Indonesia: 0.7%
  242,000     PT Kawasan Industri Jababeka .......................      392,032
                                                                    -----------

(right column)

 Number of                                                              Value
  Shares            Security                                          (Note 1)
-------------------------------------------------------------------------------

              Ireland: 1.5%
   72,300     Allied Irish Banks Plc .............................  $   389,810
  187,000     Jefferson Smurfit Group ............................      439,137
                                                                    -----------
                                                                        828,947
                                                                    -----------

              Israel: 1.5%
      190     Africa-Israel Investments, Ltd.2 ...................      229,104
   50,400     Clal Industries, Ltd. ..............................      270,462
    2,820     Koor Industries, Ltd. ..............................      279,988
                                                                    -----------
                                                                        779,554
                                                                    -----------

              Italy: 1.8%
   29,500     Alleanza Assicurazioni .............................      280,450
   12,700     Assicurazioni Generali .............................      307,272
   46,000     Bulgari SpA2 .......................................      392,485
                                                                    -----------
                                                                        980,207
                                                                    -----------

              Japan: 23.0%
   26,000     Amada Company, Ltd. ................................      256,603
   16,000     Amway Japan, Ltd. ..................................      674,988
   10,000     CSK Corporation ....................................      312,530
   16,000     Hino Motors, Ltd. ..................................      134,533
   30,000     Joshin Denki Company, Ltd. .........................      391,872
  197,000     Kawasaki Kisen Kaisha, Ltd.2 .......................      625,215
  137,000     Kawasaki Steel Corporation .........................      477,213
   51,000     Matsushita Electric Industrial
                Company, Ltd. ....................................      829,028
   37,000     Matsushita Refrigeration
                Company, Ltd. ....................................      268,505
   39,000     Matsuzakaya Company, Ltd. ..........................      494,340
  158,000     Mitsui Engineering & Shipbuilding2 .................      438,761
   19,000     Mori Seiki Company, Ltd. ...........................      428,350
   23,000     National House Industrial Corporation ..............      420,610
   64,000     Nippon Chemi-Con Corporation2 ......................      426,047
   23,000     Nippon Electric Glass Company, Ltd. ................      436,188
  141,000     Nippon Steel Corporation ...........................      482,961
    1,000     Nissen Company, Ltd. ...............................       23,416
   25,000     Nitto Denko Corporation ............................      387,034
       20     NTT Data Communications Systems
                Corporation ......................................      671,505
   20,100     Paris Miki, Inc. ...................................      721,538
    5,000     Ryohin Keikaku Company, Ltd. .......................      416,062
   29,000     Sharp Corporation ..................................      462,990
   85,000     Shinmaywa Industries, Ltd. .........................      700,726
    8,200     Sony Corporation ...................................      491,127
   27,000     Sumitomo Forestry Company ..........................      417,997
   84,000     Sumitomo Realty & Development
                Company ..........................................      593,324
   34,000     Yamato Kogyo Company, Ltd. .........................      328,979
                                                                    -----------
                                                                     12,312,442
                                                                    -----------

(left column)

Lexington Global Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)

 Number of                                                              Value
  Shares            Security                                          (Note 1)
-------------------------------------------------------------------------------
              Malaysia: 0.5%
  113,000     Land & General Holdings Bhd ........................  $   244,830
                                                                    -----------

              Mexico: 1.3%
   96,900     Tubos De Acero De Mexico
                S.A. (ADR)2 ......................................      678,300
                                                                    -----------

              Netherlands: 2.8%
   20,500     ABN AMRO Holdings N.V. .............................      932,514
    4,500     Baan Company N.V.2 .................................      203,625
   28,600     Elsevier N.V.2 .....................................      380,859
                                                                    -----------
                                                                      1,516,998
                                                                    -----------

              New Zealand: 2.3%
  532,200     Brierley Investments, Ltd. .........................      420,507
  170,100     Fisher & Paykel Industries, Ltd. ...................      516,500
   94,400     Independent Newspapers, Ltd. .......................      286,641
                                                                    -----------
                                                                      1,223,648
                                                                    -----------

              Norway: 1.6%
   80,900     Fokus Banken A.S.2 .................................      435,864
   29,500     Saga Petroleum A.S. ................................      392,695
                                                                    -----------
                                                                        828,559
                                                                    -----------

              Philippines: 2.3%
  654,000     C & P Homes, Inc.2 .................................      480,332
  993,000     Filinvest Land, Inc.2 ..............................      318,245
  841,320     Universal Robina Corporation .......................      417,289
                                                                    -----------
                                                                      1,215,866
                                                                    -----------

              Poland: 1.1%
   16,000     Bank Rozwoju Eksportu S.A. .........................      243,506
   21,100     Debica S.A. ........................................      318,555
                                                                    -----------
                                                                        562,061
                                                                    -----------

              Portugal: 0.8%
   23,200     Portugal Telecom S.A. (ADR)2 .......................      435,968
                                                                    -----------

              Singapore: 1.1%
  299,000     Comfort Group, Ltd. ................................      253,784
   37,000     United Overseas Bank, Ltd. .........................      355,920
                                                                    -----------
                                                                        609,704
                                                                    -----------

              South Africa: 0.3%
   10,509     Rustenburg Platinum Holdings, Ltd.
                (ADR) ............................................      172,967
                                                                    -----------

(right column)

 Number of                                                              Value
  Shares            Security                                          (Note 1)
-------------------------------------------------------------------------------

              Spain: 1.6%
   13,800     Repsol S.A. ........................................  $   451,036
   30,100     Telefonica de Espana ...............................      415,787
                                                                    -----------
                                                                        866,823
                                                                    -----------

              Sweden: 2.0%
   10,670     Astra AB ...........................................      425,656
   42,800     Atlas Copco AB .....................................      657,193
                                                                    -----------
                                                                      1,082,849
                                                                    -----------

              Switzerland: 3.1%
      360     Nestle S.A. ........................................      398,231
       54     Roche Holding AG ...................................      427,178
      335     Union Bank of Switzerland ..........................      363,026
      640     Winterthur Schweizerische
                Versicherungs-Gesellschaft .......................      452,744
                                                                    -----------
                                                                      1,641,179
                                                                    -----------

              Thailand: 2.0%
   53,800     Bangkok Bank, Ltd. .................................      653,805
   64,200     Total Access Communication Plc1,2 ..................      417,300
                                                                    -----------
                                                                      1,071,105
                                                                    -----------

              United Kingdom: 5.4%
  433,500     Aegis Group Plc2 ...................................      253,652
   81,400     Antofagasta Holdings Plc ...........................      369,047
   56,200     B.A.T. Industries Plc ..............................      494,349
   74,000     D.F.S. Furniture Company Plc .......................      455,359
   36,200     RTZ Corporation Plc ................................      525,190
   65,900     Takare Plc .........................................      182,840
  144,200     Tomkins Plc ........................................      630,298
                                                                    -----------
                                                                      2,910,735
                                                                    -----------

              United States: 24.8%
    6,800     Aluminum Company of America ........................      359,550
    4,400     American Home Products Corporation .................      426,800
    4,400     American International Group .......................      407,000
    8,200     Bank of New York Company, Inc. .....................      399,750
    7,200     Beneficial Corporation .............................      335,700
   21,600     Borders Group, Inc.2 ...............................      399,600
    8,100     Ceridian Corporation2 ..............................      334,125
    4,000     Chubb Corporation ..................................      387,000
   15,900     Diamond Offshore Drilling, Inc. ....................      536,625
    9,500     Dover Corporation ..................................      350,313
   14,100     Ecolab, Inc. .......................................      423,000
    8,200     Eli Lilly & Company ................................      461,250
    2,600     General Re Corporation .............................      403,000
    8,800     Halliburton Company ................................      445,500
    7,100     Hercules, Inc. .....................................      400,262
    5,900     Hershey Foods Corporation ..........................      383,500
    4,300     Hewlett-Packard Company ............................      360,125

Lexington Global Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)


(left column)

 Number of                                                              Value
  Shares            Security                                          (Note 1)
-------------------------------------------------------------------------------

              United States (continued)
    3,700     Johnson & Johnson ..................................  $   316,813
    5,600     Lockheed Martin Corporation ........................      442,400
   13,300     Loral Corporation ..................................      470,487
   10,000     Meredith Corporation ...............................      418,750
   10,100     Millipore Corporation ..............................      415,363
    3,900     Mobil Corporation ..................................      436,800
    5,400     NationsBank Corporation ............................      375,975
    5,500     PepsiCo, Inc. ......................................      307,313
    7,800     Pioneer Hi-Bred International, Inc. ................      433,875
    4,800     Procter & Gamble Company ...........................      398,400
    9,700     Service Corporation International ..................      426,800
    5,300     Union Pacific Corporation ..........................      349,800
   11,300     US Bancorp .........................................      379,255
    9,700     Williams Companies, Inc. ...........................      425,588
   12,600     Winn-Dixie Stores, Inc. ............................      464,625
    2,900     Xerox Corporation ..................................      397,300
                                                                    -----------
                                                                     13,272,644
                                                                    -----------
              TOTAL COMMON STOCKS
                (cost $48,846,583) ...............................   52,029,304
                                                                    -----------

(right column)

 Number of
   Shares
or Principal                                                           Value
   Amount3           Security                                         (Note 1)
-------------------------------------------------------------------------------


              LONG TERM DEBENTURES: 2.1%
              Germany: 2.1%
1,555,000     Bundesbank Deutschland Republic
                Bond 6.50%, due 10/14/05
                (cost $1,104,271) ................................  $ 1,117,977
                                                                    -----------
              TOTAL INVESTMENTS: 99.1%
                (cost $49,950,854+) (Note 1) .....................   53,147,281

              Other assets in excess of liabilities:
                0.9% .............................................      466,925
                                                                    -----------
              TOTAL NET ASSETS: 100.0%
                (equivalent to $11.32 per share on
                4,734,403 shares outstanding) ....................  $53,614,206
                                                                    ===========

Lexington Global Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)
--------------------------------------------------------------------------------
NOTES TO STATEMENT OF NET ASSETS

1The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                                       Average                         Percentage
                                    Acquisition    Cost Per Share/       Market          of Net
          Issuer                        Date        Principal Unit        Value          Assets
          ------                    -----------    ---------------       ------        ----------
TABCorp Holdings Ltd. (ADR) .........  8/15/94          $16.73          $576,300          1.07%
Total Access Communications Plc .....  9/28/95            6.31           417,300          0.78%
                                                                        --------          ----
                                                                        $993,600          1.85%
                                                                        ========          ====


Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase, but, pursuant to state regulations, the Fund's investment in such securities is effectively limited to 10%.

2 Non-lncome producing securities.
3 Principal amount represents local currency.
  ADR-American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is identical.

                              -------------------

At December 31, 1995, the compostion of the Fund's net assets by industry concentration was as follows:

(left column)

Banking .......................   11.6%
Capital Equipment .............   11.4
Consumer Durable ..............    8.4
Consumer Non-durable ..........    5.6
Construction & Housing ........    1.7
Electrical and Electronics ....    5.1


(middle column)

Energy ........................    5.0
Environmental Technology ......    0.8
Financial Services ............    8.3
Healthcare ....................    5.4
Materials .....................    7.5
Merchandising .................    6.9


(right column)

Multi-Industry ................    6.2%
Real Estate ...................    2.4
Services ......................    6.5
Telecommunications ............    2.4
Transportation ................    1.8
Other net assets ..............    3.0
                                 -----
  Total Net Assets ............  100.0%
                                 =====


    The Notes to Financial Statements are an integral part of this statement.

Lexington Global Fund, Inc.
Statement of Assets and Liabilities
December 31, 1995

Assets
Investments in securities, at value (cost $49,950,854) (Note 1) ................................... $53,147,281
Cash ..............................................................................................     713,315
Receivable for investment securities sold .........................................................     573,156
Receivable for shares sold ........................................................................      22,083
Dividends and interest receivable .................................................................      64,018
Foreign taxes recoverable .........................................................................      40,580
Unrealized gain on open forward contracts (Note 6) ................................................     712,789
                                                                                                    -----------
     Total Assets .................................................................................  55,273,222
                                                                                                    -----------

Liabilities
Due to Lexington Management Corporation (Note 2) ..................................................      42,409
Payable for investment securities purchased .......................................................     592,922
Payable for shares redeemed .......................................................................      26,474
Distributions payable .............................................................................     919,766
Accrued expenses ..................................................................................      77,445
                                                                                                    -----------
     Total Liabilities ............................................................................   1,659,016
                                                                                                    -----------
Net Assets (equivalent to $11.32 per share on 4,734,403 shares outstanding) (Note 3) .............. $53,614,206
                                                                                                    ===========

Net Assets consist of:
Capital stock-authorized 1,000,000,000 shares,
  $.001 par value per share ....................................................................... $     4,734
Additional paid-in capital (Note 1) ...............................................................  50,204,682
Distributions in excess of net investment income (Note 1) .........................................    (534,709)
Accumulated net realized gain on investments and foreign currency
  holdings (Note 1) ...............................................................................      30,656
Net unrealized appreciation of investments and foreign currency holdings ..........................   3,908,843
                                                                                                    -----------
                                                                                                    $53,614,206
                                                                                                    ===========


    The Notes to Financial Statements are an integral part of this statement.

Lexington Global Fund, Inc.
Statement of Operations
Year ended December 31, 1995

Investment Income
Dividends .................................................................. $1,243,781
Interest ...................................................................    136,862
                                                                             ----------
                                                                              1,380,643
Less: foreign tax expense ..................................................    112,712
                                                                             ----------
      Investment income ....................................................                  1,267,931
                                                                                             ----------

Expenses
  Investment advisory fee (Note 2) .........................................    590,198
  Accounting and shareholder services expenses (Note 2) ....................    102,974
  Custodian and transfer agent expenses ....................................    113,837
  Printing and mailing .....................................................     68,799
  Directors' fees and expenses .............................................     13,357
  Audit and legal ..........................................................     39,472
  Registration fees ........................................................     16,610
  Computer expense .........................................................     12,658
  Other expenses ...........................................................     29,449
                                                                             ----------
    Total expenses .........................................................                    987,354
                                                                                             ----------
        Net investment income ..............................................                    280,577

Realized and Unrealized Gain on Investments (Note 4)
  Net realized gain on:
      Investments ..........................................................  2,800,030
      Foreign currency transactions ........................................    975,924
                                                                             ----------
        Net realized gain ..................................................                  3,775,954
  Net change in unrealized appreciation on:
      Investments ..........................................................  1,196,032
      Foreign currency translations of other assets and liabilities ........    418,155
                                                                             ----------
      Net change in unrealized appreciation ................................                  1,614,187
                                                                                             ----------
        Net realized and unrealized gain ...................................                  5,390,141
                                                                                             ----------
Increase in Net Assets Resulting from Operations ...........................                 $5,670,718
                                                                                             ==========

   The Notes to Financial Statements are an integral part of this statement.

Lexington Global Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1995 and 1994

                                                                                    1995             1994
                                                                                -----------       -----------
Net investment income ......................................................... $   280,577       $   109,218
Net realized gain from investments and foreign currency transactions ..........   3,775,954        12,203,208
Increase (decrease) in unrealized appreciation of investments and
  foreign currency holdings ...................................................   1,614,187       (11,085,660)
                                                                                -----------       -----------
        Net increase in net assets resulting from operations ..................   5,670,718         1,226,766
Distributions to shareholders from net investment income ......................  (1,284,116)              -
Distributions to shareholders in excess of net investment income (Note 1) .....    (576,895)              -
Distributions to shareholders from net realized gains .........................  (2,751,490)      (12,203,208)
Distributions to shareholders in excess of net realized gains (Note 1) ........         -            (645,274)
Decrease in net assets from capital share transactions (Note 3) ............... (14,836,260)       (8,299,468)
                                                                                -----------       -----------
        Net decrease in net assets ............................................ (13,778,043)      (19,921,184)
Net Assets:
  Beginning of period .........................................................  67,392,249        87,313,433
                                                                                -----------       -----------
  End of period ............................................................... $53,614,206       $67,392,249
                                                                                ===========       ===========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Global Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994

1.  Significant Accounting Policies

Lexington Global Fund, Inc. (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objective is to seek long term growth of capital primarily through investment in common stock of companies domiciled in foreign countries and the United States. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Securities Security transactions are accounted for on a trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Investments are stated at market value based on closing prices reported by the exchange on which the securities are traded on the last business day of the period or, for over-the-counter securities, at the average between bid and asked prices, except for short-term securities which are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

    Distributions In accordance with Statement of Positon 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, as of December 31, 1995, book and tax basis differences amounting to $389,838 have been reclassified from additional paid-in capital to accumulated net realized gains on investments. In addition, $1,045,725 was reclassified from accumulated net realized gain on investments and foreign currency holdings to distributions in excess of net investment income. Distributions in excess of net investment income reflect temporary book-tax differences arising from tax treatment of unrealized gains on forward foreign exchange contracts. As of December 31, 1994, book and tax basis differences amounting to $14,279 have been reclassified from additional paid-in capital to accumulated realized gains on investments. In addition, $158,473 was reclassified from undistributed net investment income to accumulated net realized gain on investments.

    Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.

2.  Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 1% of average daily net assets. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1995.

Lexington Global Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994 (continued)

2.  Investment Advisory Fee and Other Transactions with Affiliate (continued)

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.

3.  Capital Stock

Transactions in capital stock were as follows:

                                                            Year ended                     Year ended
                                                        December 31, 1995              December 31, 1994
                                                        -----------------              -----------------
                                                    Shares           Amount         Shares           Amount
                                                  ----------      ------------     ---------      ------------
Shares sold ....................................     357,460      $  4,001,451     2,384,324      $ 33,526,089
Shares issued to shareholders on reinvest-
  ment of dividends and distributions ..........     326,079         3,690,927     1,105,090        12,355,393
                                                  ----------      ------------     ---------      ------------
                                                     683,539         7,692,378     3,489,414        45,881,482
Shares redeemed ................................  (1,984,366)      (22,528,638)   (3,916,491)      (54,180,950)
                                                  ----------      ------------     ---------      ------------
Net decrease ...................................  (1,300,827)     $(14,836,260)     (427,077)     $ (8,299,468)
                                                  ==========      ============     =========      ============


4.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1995, excluding short-term securities, were $92,032,179 and $104,121,296, respectively.

At December 31, 1995, aggregate gross unrealized appreciation for all securities and foreign currency holdings (including foreign currency receivables and payables) in which there is an excess of value over tax cost amounted to $5,339,738 and aggregate gross unrealized depreciation for all securities and foreign currency holdings in which there is an excess of tax cost over value amounted to $1,430,895.

5.  Investment Risks

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

6.  Forward Foreign Exchange Contracts

At December 31, 1995, the Fund was committed to sell foreign currencies under the following forward foreign exchange contracts:



                                                                                       Unrealized
                        Settlement        Contract         Contract      Current         Gain at
   Currency                Date            Amount            Rate         Rate          12/31/95
   --------             ----------        --------         --------      -------       -----------
Deutsche Mark .........  05/06/96        $2,638,864         1.4064        1.4287        $ 41,189
Japanese Yen ..........  01/31/96           743,853        86.1500      102.8915         121,033
Japanese Yen ..........  02/14/96         2,068,187        90.4200      102.6844         247,020
Japanese Yen ..........  02/20/96         1,147,519        94.2900      102.5956          92,897
Japanese Yen ..........  02/20/96         1,416,159        95.3300      102.5956         100,289
Japanese Yen ..........  02/20/96           292,367        95.3600      102.5956          20,619
Japanese Yen ..........  03/06/96         1,654,513        98.3200      102.3453          65,073
Japanese Yen ..........  06/28/96         2,427,488        99.8450      100.8701          24,669
                                                                                        --------
                                                                                        $712,789
                                                                                        ========

Lexington Global Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                                                              Year ended December 31,
                                              ---------------------------------------------------------
                                               1995        1994        1993         1992          1991
                                              ------      ------      ------       ------        ------
Net asset value,
  beginning of period ....................... $11.17      $13.51      $11.09       $11.57        $10.26
                                              ------      ------      ------       ------        ------
Income (loss) from investment
  operations:
  Net investment income .....................    .09         .02         .06          .06           .09
  Net realized and unrealized gain
    (loss) on investments ...................   1.10         .23        3.47         (.47)         1.50
                                              ------      ------      ------       ------        ------
  Total income (loss) from
    investment operations ...................   1.19         .25        3.53         (.41)         1.59
                                              ------      ------      ------       ------        ------
Less distributions:
  Dividends from net investment
    income ..................................   (.29)          -        (.06)        (.07)         (.08)
  Distributions in excess of
    net investment income
    (temporary book-tax
    difference) .............................   (.13)          -           -            -            -
  Distributions from net realized
    capital gains ...........................   (.62)      (2.46)      (1.05)           -          (.20)
  Distributions in excess of
    net realized capital gains
    (temporary book-tax
    difference) .............................      -        (.13)          -            -            -
                                              ------      ------      ------       ------        ------
        Total distributions .................  (1.04)      (2.59)      (1.11)        (.07)         (.28)
                                              ------      ------      ------       ------        ------
Net asset value, end of period .............. $11.32      $11.17      $13.51       $11.09        $11.57
                                              ======      ======      ======       ======        ======
Total return ................................ 10.69%       1.84%      31.88%       (3.55%)       15.55%
Ratio to average net assets:
  Expenses ..................................  1.67%       1.61%       1.49%        1.52%         1.57%
  Net investment income .....................   .48%        .14%        .52%         .55%          .79%
Portfolio turnover ..........................166.35%      83.40%      84.61%       81.38%        75.71%
Net assets at end of period
  (000's omitted) ...........................$53,614     $67,392     $87,313      $50,298       $53,886


Independent Auditors' Report

The Board of Directors and Shareholders
Lexington Global Fund, Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Global Fund, Inc. as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Global Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP



New York, New York
January 29, 1996

(left column)

LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

As a Lexington shareholder, you should be aware of the many services available to you.

No Load-The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.

                                  -----------

Free Telephone Exchange-Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                                  -----------

Check Writing Privileges-Lexington Money Market Trust and Lexington Tax Free Money Fund permit investors immediate access to their funds with check writing for withdrawals from their account.

                                  -----------

Tax Sheltered Plans-IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                                  -----------

Custodial Accounts for Minors-Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                                  -----------

Systematic Withdrawal Plan-An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                                  -----------

Complete Record Keeping-A statement is provided for every transaction in addition to a year-end statement with tax information.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

(right column)

The Lexington Group of
No Load Investment Companies

Lexington Worldwide Emerging Markets Fund, Inc.-Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Global Fund, Inc.-Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

Lexington International Fund, Inc.-Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

Lexington Crosby Small Cap Asia Growth Fund, Inc.-Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington  Ramirez  Global  Income  Fund-Seeks  high  current  income.   Capital
appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Lexington Goldfund, Inc.-Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

Lexington Growth and Income Fund, Inc.-Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

Lexington Corporate Leaders Trust Fund-Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

Lexington SmallCap Value Fund, Inc.-Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

Lexington Convertible Securities Fund-Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

Lexington GNMA Income Fund, Inc.-Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

Lexington Money Market Trust-Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments. Lexington Tax Free Money Fund, Inc.-Seeks current income exempt from Federal income taxes while maintaining stability of principal, liquidity and preservation of capital.

Lexington
Global Fund, Inc.

Investment Adviser
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


Distributor
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

   --------------------------------------------
     All shareholder requests for services of any kind should be sent to:

     Transfer Agent
   --------------------------------------------
     STATE STREET BANK AND
     TRUST COMPANY
     c/o National Financial Data Services
     1004 Baltimore
     Kansas City, Missouri 64105

     Or call toll free:
     Service and Sales: 1-800-526-0056
     24 Hour Account Information:
     1-800-526-0052
   --------------------------------------------




--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield * Account Balances * Exchanges *
             Last Transactions * Total Return * Duplicate Statements
--------------------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Global Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


(right column)


-------------------------------------------

                LEXINGTON



                LEXINGTON
                 GLOBAL
               FUND, INC.


              (filled box)

   Seeks long-term growth of capital,
     primarily through investment in
       common stocks of companies
   domiciled in foreign countries and
           the United States.

              (filled box)

              ANNUAL REPORT
            DECEMBER 31, 1995

           The Lexington Group
               of No Load
          Investment Companies

-------------------------------------------